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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 2001, relating to the consolidated financial statements, which appears in The Colonial BancGroup, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

                                         /s/ PricewaterhouseCoopers LLP

Montgomery, Alabama
DATED: November28, 2001